Exhibit h(vi) under Form N-1A
                                             Exhibit 10 under Item 601/ Reg. S-K

                  AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT

                            CASH TRUST SERIES, INC.:

                             Government Cash Series

                              Municipal Cash Series

                                Prime Cash Series

                                 Treasury Cash Series
                 FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
                      FEDERATED AMERICAN LEADERS FUND, INC.

                                 Class A Shares

                                 Class C Shares

                                 Class F Shares

                               FEDERATED ARMS FUND

                          Institutional Service Shares

                              Institutional Shares

                             FEDERATED EQUITY FUNDS:

                        Federated Aggressive Growth Fund

                                 Class A Shares

                                 Class C Shares

                       Federated Capital Appreciation Fund

                                 Class A Shares

                                 Class C Shares

                    Federated Communications Technology Fund

                                 Class A Shares

                                 Class C Shares

                        Federated Growth Strategies Fund

                                 Class A Shares

                                 Class C Shares

                         Federated Large Cap Growth Fund

                                 Class A Shares

                                 Class C Shares

                       Federated Small Cap Strategies Fund

                                 Class A Shares

                                 Class C Shares

                       FEDERATED EQUITY INCOME FUND, INC.

                                 Class A Shares

                                 Class C Shares

                                 Class F Shares

                    FEDERATED FIXED INCOME SECURITIES, INC.:

                           Federated Limited Term Fund

                                 Class A Shares

                                 Class F Shares

                      Federated Limited Term Municipal Fund

                                 Class A Shares

                                 Class F Shares

                         Federated Strategic Income Fund

                                 Class A Shares

                                 Class C Shares

                                 Class F Shares

                  FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
                                 Class A Shares

                                 Class C Shares

                              FEDERATED GNMA TRUST

                          Institutional Service Shares

                              Institutional Shares

                     FEDERATED GOVERNMENT INCOME SECURITIES, INC.

                                 Class A Shares

                                 Class C Shares

                                 Class F Shares

                      FEDERATED HIGH INCOME BOND FUND, INC.

                                 Class A Shares

                                 Class C Shares

                           FEDERATED HIGH YIELD TRUST

                       FEDERATED INCOME SECURITIES TRUST:

                        Federated Short-Term Income Fund

                          Institutional Service Shares

                              Institutional Shares

                       Federated Intermediate Income Fund

                          Institutional Service Shares

                              Institutional Shares

                             FEDERATED INCOME TRUST

                          Institutional Service Shares

                              Institutional Shares

                             FEDERATED INDEX TRUST:

                             Federated Max-Cap Fund

                                 Class C Shares

                          Institutional Service Shares

                              Institutional Shares

                             Federated Mid-Cap Fund

                             Federated Mini-Cap Fund

                                 Class C Shares

                              Institutional Shares

                         FEDERATED INSTITUTIONAL TRUST:

                      Federated Government Ultra Short Fund

                          Institutional Service Shares

                              Institutional Shares

                           FEDERATED INSURANCE SERIES:

                       Federated American Leaders Fund II

                            Federated Equity Income Fund II
                   Federated Fund for U.S. Government Securities II
                       Federated Growth Strategies Fund II

                       Federated High Income Bond Fund II

                              PRIMARY CLASS SHARES

                              SERVICE CLASS SHARES

                     Federated International Equity Fund II

                     FEDERATED INTERNATIONAL SMALL COMPANY FUND II

                          Federated Prime Money Fund II

                         Federated Quality Bond Fund II

                     Federated Small Cap Strategies Fund II

                       Federated Strategic Income Fund II

                            Federated Utility Fund II

                      FEDERATED INTERNATIONAL SERIES, INC.:

                       Federated International Equity Fund

                                 Class A Shares

                                 Class C Shares

                       Federated International Income Fund

                                 Class A Shares

                                 Class C Shares

                    FEDERATED INVESTMENT SERIES FUNDS, INC.:

                               Federated Bond Fund

                                 Class A Shares

                                 Class C Shares

                                 Class F Shares

                    FEDERATED MANAGED ALLOCATION PORTFOLIOS:

                       Federated Managed Growth PORTFOLIO

                              Institutional Shares

                                  Select Shares

                    Federated Managed CONSERVATIVE GROWTH PORTFOLIO

                              Institutional Shares

                                  Select Shares

                      Federated Managed MODERATE Growth PORTFOLIO

                              Institutional Shares

                                  Select Shares

                       Federated Managed Income PORTFOLIO

                              Institutional Shares

                                  Select Shares

                     FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.

                                 Class A Shares

                                 Class C Shares

                                 Class F Shares

                    FEDERATED MUNICIPAL SECURITIES FUND, INC.

                                 Class A Shares

                                 Class C Shares

                     FEDERATED MUNICIPAL SECURITIES INCOME TRUST:

                      Federated California Municipal Income Fund

                                 Class A Shares

                    Federated Michigan Intermediate Municipal Trust

                    Federated New York Municipal Income Fund

                                 Class A Shares

                    Federated North Carolina Municipal Income Fund

                                 Class A Shares

                      Federated Ohio Municipal Income Fund

                                 Class F Shares

                     Federated Pennsylvania Municipal Income Fund

                                 Class A Shares

                      FEDERATED SHORT-TERM MUNICIPAL TRUST

                          Institutional Service Shares

                              Institutional Shares

                       FEDERATED STOCK AND BOND FUND, INC.

                                 Class A Shares

                                 Class C Shares

                              FEDERATED STOCK TRUST

                      FEDERATED TOTAL RETURN SERIES, INC.:

                         Federated Limited Duration Fund

                              Institutional Shares

                          Institutional Service Shares

                             Federated Mortgage Fund

                              Institutional Shares

                          Institutional Service Shares

                        Federated Total Return Bond Fund

                              Institutional Shares

                          Institutional Service Shares

                         Federated Ultrashort Bond Fund

                          Institutional Service Shares

                              INSTITUTIONAL SHARES

                       FEDERATED U.S. GOVERNMENT BOND FUND

                 FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS

                          Institutional Service Shares

                              Institutional Shares

                 FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

                          Institutional Service Shares

                              Institutional Shares

                FEDERATED U. S. GOVERNMENT SECURITIES FUND: 5-10 YEARS
                          Institutional Service Shares

                              Institutional Shares

                          FEDERATED UTILITY FUND, INC.

                                 Class A Shares

                                 Class C Shares

                                 Class F Shares

                    FEDERATED WORLD INVESTMENT SERIES, INC.:

                       Federated Asia Pacific Growth Fund

                                 Class A Shares

                                 Class C Shares

                         Federated Emerging Markets Fund

                                 Class A Shares

                                 Class C Shares

                         Federated European Growth Fund

                                 Class A Shares

                                 Class C Shares

                       Federated Global Equity Income Fund

                                 Class A Shares

                                 Class C Shares

                    Federated Global Financial Services Fund

                                 Class A Shares

                                 Class C Shares

                       Federated International Growth Fund

                                 Class A Shares

                                 Class C Shares

                    Federated International High Income Fund

                                 Class A Shares

                                 Class C Shares

                      Federated International Small Company Fund

                                 Class A Shares

                                 Class C Shares

                          Federated World Utility Fund

                                 Class A Shares

                                 Class C Shares

                          INTERMEDIATE MUNICIPAL TRUST:

                     Federated Intermediate Municipal Trust

                    EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST

                          MONEY MARKET MANAGEMENT, INC.

                         MONEY MARKET OBLIGATIONS TRUST:

                          ALABAMA MUNICIPAL CASH TRUST

                          ARIZONA MUNICIPAL CASH TRUST

                          INSTITUTIONAL SERVICE SHARES

                         Automated Cash Management Trust

                                 Cash II Shares

                              Institutional Shares

                       Automated Government Cash Reserves

                        Automated Government Money Trust

                        Automated Treasury Cash Reserves

                         CALIFORNIA MUNICIPAL CASH TRUST

                          INSTITUTIONAL SERVICE SHARES

                              INSTITUTIONAL SHARES

                        CONNECTICUT MUNICIPAL CASH TRUST

                          INSTITUTIONAL SERVICE SHARES

                             Federated Master Trust

                      Federated Short-Term U.S. Government Trust

                            Federated Tax-Free Trust

                          FLORIDA MUNICIPAL CASH TRUST

                                 CASH II SHARES

                              INSTITUTIONAL SHARES

                          GEORGIA MUNICIPAL CASH TRUST

                           Government Obligations Fund

                              Institutional Shares

                          Institutional Service Shares

                     Government Obligations Tax-Managed Fund

                              Institutional Shares

                          Institutional Service Shares

                      Liberty U.S. Government Money Market Trust

                                 Class A Shares

                                 Class B Shares

                                Liquid Cash Trust

                          MARYLAND MUNICIPAL CASH TRUST

                       MASSACHUSETTS MUNICIPAL CASH TRUST

                          INSTITUTIONAL SERVICE SHARES

                            BOSTON 1784 FUNDS SHARES

                          MICHIGAN MUNICIPAL CASH TRUST

                          INSTITUTIONAL SERVICE SHARES

                              INSTITUTIONAL SHARES

                         MINNESOTA MUNICIPAL CASH TRUST

                               CASH SERIES SHARES

                              INSTITUTIONAL SHARES

                           Municipal Obligations Fund

                          Institutional Capital Shares

                          Institutional Service Shares

                              Institutional Shares

                         NEW JERSEY MUNICIPAL CASH TRUST

                          INSTITUTIONAL SERVICE SHARES

                              INSTITUTIONAL SHARES

                          NEW YORK MUNICIPAL CASH TRUST

                                 CASH II SHARES

                          INSTITUTIONAL SERVICE SHARES

                       NORTH CAROLINA MUNICIPAL CASH TRUST

                            OHIO MUNICIPAL CASH TRUST

                                 CASH II SHARES

                              INSTITUTIONAL SHARES

                          INSTITUTIONAL SERVICE SHARES

                        PENNSYLVANIA MUNICIPAL CASH TRUST

                               CASH SERIES SHARES

                          INSTITUTIONAL SERVICE SHARES

                              INSTITUTIONAL SHARES

                           Prime Cash Obligations Fund

                          Institutional Capital Shares

                          Institutional Service Shares

                              Institutional Shares

                             Prime Obligations Fund

                              Institutional Shares

                          Institutional Service Shares

                          Prime Value Obligations Fund

                          Institutional Capital Shares

                          Institutional Service Shares

                              Institutional Shares

                            Tax-Free Obligations Fund

                              Institutional Shares

                          Institutional Service Shares

                         TENNESSEE MUNICIPAL CASH TRUST

                              INSTITUTIONAL SHARES

                          INSTITUTIONAL SERVICE SHARES

                            Treasury Obligations Fund

                          Institutional Capital Shares

                              Institutional Shares

                          Institutional Service Shares

                          Trust for Government Cash Reserves
                    Trust for Short-Term U.S. Government Securities
                       Trust for U.S. Treasury Obligations

                           U.S. Treasury Cash Reserves

                          Institutional Service Shares

                              Institutional Shares

                          VIRGINIA MUNICIPAL CASH TRUST

                          INSTITUTIONAL SERVICE SHARES

                              INSTITUTIONAL SHARES

                               MONEY MARKET TRUST

                           TAX-FREE INSTRUMENTS TRUST

                          Institutional Service Shares

                                Investment Shares